UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2007

ADVANCED BIOPHOTONICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27943	11-3386214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Wilbur Place, Suite 120 Bohemia, New York		11716
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 23, 2007, Marek Pawlowski informed Advanced BioPhotonics Inc. (the “Company”) that he was voluntarily resigning as the Company’s Vice President of Product Development to pursue other opportunities, effective August 3, 2007. He will continue to serve the Company on a consulting basis. There was no disagreement or dispute between Dr. Pawlowski and the Company which led to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOPHOTONICS INC.

Date: July 26, 2007	By:	/s/ Denis A. O’Connor
Denis A. O’Connor
President and Chief Executive Officer